                                                                    EXHBIT 10.10

                         AGREEMENT AND PLAN OF MERGER

                                 BY AND AMONG

                         PHYSICIAN HEALTH CORPORATION
                            A DELAWARE CORPORATION,

                              PHC - MIDWEST, INC.
                            A GEORGIA CORPORATION,

                      PARKCREST SURGICAL ASSOCIATES, INC.
                            A MISSOURI CORPORATION

                                      AND

                              THE SHAREHOLDERS OF

                      PARKCREST SURGICAL ASSOCIATES, INC.

                         DATED AS OF SEPTEMBER 4, 1997

                               LIST OF EXHIBITS
                               ----------------

EXHIBIT A  List of Practice Group Shareholders

EXHIBIT B  Disclosure Documents

EXHIBIT C  Acquisition Restrictive Covenant Agreement

EXHIBIT D  Practice Management Agreement

EXHIBIT E  Opinion of Counsel of Practice Group

EXHIBIT F  Investment Agreement

EXHIBIT G  Registration Rights Agreement

EXHIBIT H  Opinion of Counsel of PHC

                               LIST OF SCHEDULES
                               -----------------

SCHEDULE 1.7    Conversion of Shares
------------

SCHEDULE 2.2    Required Consents Relating to Seller's Obligations
------------

SCHEDULE 2.3    Licenses and Authorizations
------------

SCHEDULE 2.4    Lease and License Agreements
------------

SCHEDULE 2.5    Financial Statements of Practice Group
------------

SCHEDULE 2.6    Absence of Charges
------------

SCHEDULE 2.7    Litigation and Claims
------------

SCHEDULE 2.8    Undisclosed Liabilities
------------

SCHEDULE 2.9    Violations of Law; Transactions with Referral Sources
------------

SCHEDULE 2.10(A)  Owned Assets
----------------

SCHEDULE 2.10(B)  Leased Equipment
----------------

SCHEDULE 2.10(C)  Equipment, Utility and Other Deposits
----------------

SCHEDULE 2.10(D)  Exceptions to Title to Assets
----------------

SCHEDULE 2.11    Indebtedness
-------------

SCHEDULE 2.12(A)  Employment Contracts, Union Agreements and Benefit Plans
----------------

SCHEDULE 2.13    Exceptions to Compliance with Employment and Labor Laws
-------------

SCHEDULE 2.14    Contracts and Agreements of Practice Group
-------------

SCHEDULE 2.15    Environmental Protection
-------------

SCHEDULE 2.17    Insurance Policies
-------------

SCHEDULE 2.18    Accounts Receivable
-------------

SCHEDULE 2.19    Accounts Payable
-------------

SCHEDULE 2.21    Inspections and Investigations
-------------

SCHEDULE 2.22    Ownership of Medical Service Practice(s)
-------------

SCHEDULE 2.23    Agreements in Full Force and Effect
-------------

SCHEDULE 2.24    Taxes
-------------

SCHEDULE 3.5    Litigation and Claims of PHC
------------

SCHEDULE 3.6    Financial Statements of PHC
------------

SCHEDULE 5.1    Disposition of Assets
------------

SCHEDULE 5.1    Assumption of Indebtedness
------------

                         AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER (the "Agreement") is made and entered into as of the 4th day of September, 1997, by and among Physician Health Corporation, a Delaware corporation ("PHC"), PHC - Midwest, Inc., a Georgia corporation ("Acquisition Subsidiary"), Parkcrest Surgical Associates, Inc., a Missouri corporation ("Practice Group") and each of the shareholders of Practice Group, as listed on EXHIBIT A attached hereto (the "Shareholder" and
                    ---------
collectively the "Shareholders"); provided however, that on the date hereof, Sandra L. Tate, M.D., and Diane M. Radford, M.D. (the "Unaccredited Investors") are not parties to this Agreement, but they may be included as additional parties to this Agreement, and within the definition of Shareholders as used herein, as provided in Section 4.11.


                               R E C I T A L S:
                               ---------------

          PHC desires to acquire Practice Group in a forward triangular merger (the "Merger") qualifying as a tax-free reorganization within the meaning of
Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). As consideration for the acquisition of Practice Group, Shareholders shall acquire stock of PHC in the Merger. PHC is entering into this Agreement subject to the review and approval of this Agreement and the transactions contemplated hereby by PHC's Board of Directors and certain other parties as provided in Section 6.1 hereof.

                             A G R E E M E N T S:
                             -------------------

     For and in consideration of the premises and the mutual covenants, agreements, representations and warranties contained herein, the parties hereto, intending to be legally bound, covenant and agree as follows:

                                   ARTICLE I



                           MERGER, EFFECT OF MERGER
                           ------------------------

     On the Effective Date (as defined in Section 1.1 hereof), Practice Group shall merge with and into Acquisition Subsidiary, and Acquisition Subsidiary shall survive the Merger as the "Surviving Corporation."

     1.1  Effect of Merger.
          ----------------
     The Merger shall become effective on the date (the "Effective Date") on which the duly executed Articles of Merger are filed with the Secretary of State of Georgia and the Secretary of State of Missouri in accordance with the applicable legal requirements of the State of Georgia and the State of Missouri. On the Effective Date, and as a result of the Merger: (a) the separate existence of Practice Group will cease; (b) title to all assets and properties, or any interest therein, owned by Practice Group will be vested in the Surviving Corporation without reversion or impairment; (c) the Surviving Corporation will thenceforth be responsible and liable for all the liabilities and obligations of Practice Group and (d) neither the rights of creditors nor any liens upon the property of Practice Group will be impaired by the Merger.

     1.2  Surviving Corporation.
          ---------------------
     Following the Merger, the existence of the Surviving Corporation shall continue unaffected and unimpaired by the Merger, with all the rights, privileges, immunities and powers, and subject to all the duties and liabilities, of a corporation organized under the laws of the State of Georgia.

     1.3  Name.
          ----
     As a result of the Merger, the corporate name of Surviving Corporation shall continue to be the name of the Acquisition Subsidiary.

     1.4  Articles of Incorporation.
          -------------------------
     The Articles of Incorporation of Surviving Corporation, as in effect on the Effective Date, remain the Articles of Incorporation of Surviving Corporation from and after the Effective Date, subject to the right of Surviving Corporation thereafter to amend its Articles of Incorporation in accordance with Georgia law.

     1.5  Bylaws.
          ------
     The Bylaws of Surviving Corporation shall remain the Bylaws of Surviving Corporation from and after the Effective Date, subject to the right of Surviving Corporation thereafter to amend its Bylaws in accordance with its Articles of Incorporation and with Georgia law.

     1.6  Directors and Officers.
          ----------------------
     The members of the Board of Directors and the officers of Acquisition Subsidiary in office on the Effective Date shall remain the Board of Directors and officers of Surviving Corporation.

     1.7  Conversion of Shares.
          --------------------
     On the Effective Date, all of the then outstanding shares of capital stock of Practice Group (the "Practice Group Shares") shall be converted into the number of shares of the Prime Common Stock of PHC (the "PHC Shares") set forth on SCHEDULE 1.7 hereto, and all outstanding certificates evidencing shares of
   ------------
capital stock of Practice Group shall be canceled.  SCHEDULE 1.7 sets forth the
                                                    ------------
financial terms used to calculate the estimated number of PHC Shares to be issued in the Merger. The parties agree that on the Closing Date (as hereinafter defined) they will adjust the number of PHC Shares, on the same basis as the initial calculation of the number of PHC Shares to be converted under this Section 1.7, to reflect the net change in the accounts receivable and the accounts payable of the Practice Group from the date hereof to the Closing Date. SCHEDULE 1.7 shall be revised at Closing to reflect such changes by PHC
       ------------
and agreed to by the Shareholders.

     1.8  Procedure for Exchange.
          ----------------------
     At the Closing, each Shareholder shall surrender to PHC his or her respective certificates representing the Practice Group Shares owned or held by each said Shareholder, and each said Shareholder shall receive a certificate evidencing the PHC Shares owned by such Shareholder.

     1.9  Status of Company Shares After Effective Date.
          ---------------------------------------------
     From and after the Effective Date and until surrendered and exchanged, each outstanding certificate formerly representing Practice Group Shares shall be deemed for all purposes to represent only the right to receive the PHC Shares specified in Section 1.7 hereof. From and after the Effective Date, the stock transfer books of Practice Group shall be closed, and no transfer of shares on the books of Practice Group shall be made or recorded.

     1.10  Closing.
           -------
     The Closing shall occur on September 30, 1997 (the "Closing Date"), at 10:00 a.m. local time, at the offices of Gallop, Johnson & Neuman, L.C., Interco Corporate Tower, 101 South Hanley, St. Louis, Missouri 63105, or at such other place and time as the parties hereto shall mutually agree.

     1.11  Risk of Loss.
           ------------
     Risk of loss to the assets of Practice Group, however caused (other than by Acquisition Subsidiary or those duly authorized to act on behalf of Acquisition Subsidiary), from the date hereof, through the Closing Date, shall remain wholly upon Practice Group. Such risk shall shift to Surviving Corporation at the beginning (viz., 12:00:01 a.m.) of the day immediately following the Closing Date.

     1.12  Post-Closing Adjustment.
           -----------------------
     On the 180th day following the Closing Date, PHC shall calculate the net amount PHC has collected from Practice Group's accounts receivable existing on the Closing Date (the "Actual Collections"). Within 30 days following calculation of the Actual Collections, (i) PHC shall pay in cash to the Shareholders (pro rata in accordance with their respective ownership of Practice Group as reflected on EXHIBIT A attached hereto) the amount, if any, by which
                      ---------
the Actual Collections exceed the "Estimated Accounts Receivable" amount set forth on SCHEDULE 1.7 and, and (ii) the Shareholders shall pay in cash (pro rata
         ------------
in accordance with their respective ownership of Practice Group as reflected on EXHIBIT A attached hereto) to PHC the amount, if any, by which the Actual
---------
Collections are less than such "Estimated Collectible Accounts Receivable" amount.

                                  ARTICLE II



              REPRESENTATIONS AND WARRANTIES OF EACH SHAREHOLDER
              --------------------------------------------------

     For purposes of this Article II, reference to the term "Knowledge" when used with respect to Shareholders, shall mean the actual knowledge after due inquiry of the Shareholders of Practice Group. As a material inducement to PHC and Acquisition Subsidiary to enter into this Agreement, any of the Shareholders hereby jointly and severally represent and warrant to each of PHC and Acquisition Subsidiary as follows:

     2.1  Organization, Standing and Authority of Practice Group.
          ------------------------------------------------------
     Practice Group is a corporation duly organized and validly existing under the laws of the State of Missouri and qualified to do business in all locations where the nature of its business or the ownership of its assets or properties requires such qualification. Practice Group has the full requisite power and authority to (a) own all its assets and properties and to operate its business of operating a medical practice in the specialty of surgery in St. Louis, Missouri (the "Practice") as conducted on the date hereof, (b) execute and deliver this Agreement and each other document or instrument contemplated hereby (collectively, the "Transaction Agreements") and perform its obligations hereunder and thereunder according to their respective terms, and (c) to carry on and operate the Practice as now being conducted. Practice Group is not a participant in any joint venture, partnership, association or similar business arrangement with any other person or party. The Attorney-in-Fact (as defined in

Section 4.6 hereof) has the requisite power and all authority to execute and deliver each of the Transaction Agreements and to perform his obligations hereunder and thereunder according to their respective terms.

     2.2  Absence of Conflicting Agreements or Required Consents Relating to
          ------------------------------------------------------------------
Each Shareholder and Practice Group's Respective Obligations.
------------------------------------------------------------
     The execution, delivery and performance by each Shareholder and Practice Group respectively, of the Transaction Agreements (with or without the giving of notice, the lapse of time, or both): (a) except as expressly set forth on

SCHEDULE 2.2, do not require the consent of any governmental or regulatory
------------
authority or any other third party; (b) will not conflict with any provision of Practice Group's articles of incorporation, bylaws or other organizational documents; (c) will not conflict with, result in a breach of, or constitute a default under any law, ordinance, regulation, ruling, judgment, order or injunction of any court or governmental instrumentality to which any Shareholder or Practice Group is a party or by which any Shareholder or Practice Group or their respective properties are bound; (d) to each Shareholder's Knowledge, will not conflict with, constitute grounds for termination of, result in a breach of, constitute a default under, or accelerate or permit the acceleration of any performance required by the terms of any agreement, instrument, license or permit relating to the Practice, to which any Shareholder or Practice Group is a party or by which any Shareholder or Practice Group or their respective properties are bound and (e) will not create any claim, lien, charge or encumbrance upon any of the assets or properties of Practice Group.

     2.3  Licenses and Authorizations.
          ---------------------------
     To each Shareholder's Knowledge, each Shareholder and Practice Group hold all valid licenses, permits and other rights and authorizations required by any federal, state or local law, ordinance, regulation or ruling of any governmental regulatory authority necessary to operate the Practice at each of its current locations as it is currently being operated including, without limitation, the right to receive Medicare and Medicaid reimbursements. A correct and complete list of all such licenses, permits and other authorizations is set forth in
SCHEDULE 2.3 hereto.  None of such licenses has been revoked or suspended or
------------
is the subject of any proceeding or action for revocation or suspension.

     2.4  Lease Agreements.
          ----------------
     SCHEDULE 2.4 hereto contains a current list of all the lease agreements and
     ------------
license and sublicense agreements to which Practice Group and/or any Shareholder are parties and pursuant to which the Practice Group and/or any Shareholder lease (whether as lessor or lessee) or license (whether as licensor or licensee) any real or personal property related to the operation of the Practice (the "Lease Agreements"). Practice Group has delivered to PHC true and complete copies of all of the Lease Agreements. To each Shareholder's Knowledge, each of the Lease Agreements is valid and effective in accordance with its terms, and to each Shareholder's Knowledge there is not under any of such Lease Agreements (a) any existing or claimed default by Practice Group or any Shareholder or event of default or event which with notice or lapse of time, or both, would constitute a default by Practice Group or any Shareholder, or (b) any existing default by any other party under any of the Lease Agreements or any event of default or event which with notice or lapse of time, or both, would constitute a default by any such party. To each Shareholder's Knowledge, each of the Lease Agreements is in compliance with all applicable safe harbor provisions promulgated by the

Department of Health and Human Services in connection with the enforcement of the federal Fraud and Abuse Statute, 42 U.S.C. (S) 1320 a-7b and Regulations contained in 42 CFR (S) 1001 et seq. (the "Fraud and Abuse Statute").

     2.5  Financial Statements.
          --------------------
     Attached hereto as SCHEDULE 2.5 are Practice Group's unaudited financial
                        ------------
statements for the fiscal years ending March 31, 1995, 1996 and 1997 and unaudited interim financial statements (the "Interim Financial Statements") for the four-month period ending July 31, 1997 (the "Interim Financials Date"), reflecting the results of the operations and financial condition of Practice Group and the Practice at such dates which have been prepared in accordance with the federal income tax basis of accounting (cash method) consistently applied (collectively, the "Financial Statements"). Prior to Closing, Practice Group shall provide PHC with updated Interim Financial Statements for the three-month period ending June 30, 1997. The Financial Statements: (i) to each Shareholder's Knowledge, present fairly the financial position of Practice Group and the Practice as of the dates indicated and present fairly the results of Practice Group's operations for the periods then ended and (ii) to each Shareholder's Knowledge, are in accordance with the books and records of the Practice Group, as the case may be, which have been properly maintained and are complete and correct. To each Shareholder's Knowledge, each of the Financial Statements is auditable for purposes of determining their conformity to generally accepted accounting principles.

     2.6  Absence of Changes.
          ------------------
     Except as expressly set forth in SCHEDULE 2.6 hereto and as permitted or
                                      ------------
contemplated by this Agreement, since the Interim Financials Date, to each Shareholder's Knowledge, each Shareholder and Practice Group have conducted the Practice only in the ordinary course of business consistent with past practices, and have not:

     (a) Suffered any material adverse change in its working capital, condition (financial or otherwise), assets, liabilities, reserves, business or operations;

     (b) Paid, discharged or satisfied any material liability other than the payments, discharge or satisfaction of liabilities in the ordinary course of business;

     (c) Written off as uncollectible any receivable, except for write-offs in the ordinary course of business not exceeding Five Thousand and No/100 Dollars ($5,000) in the aggregate;

     (d) Canceled or compromised any debts or waived or permitted to lapse any claims or rights or sold, transferred or otherwise disposed of any of its properties or assets (except as disclosed in SCHEDULE 5.1 attached
                                                           ------------
          hereto);

     (e) Entered into any commitment or transaction not in the ordinary course of business or made any capital expenditure or commitment in excess of Five Thousand and No/100 Dollars ($5,000.00);

     (f) Made any change in any method of accounting or accounting practice for financial or income tax purposes;

     (g) Incurred any liabilities or obligations (absolute, accrued or contingent) in excess of Five Thousand and No/100 Dollars ($5,000.00), except for trade payables incurred in the ordinary course of business;

     (h) Mortgaged, pledged, subjected or agreed to subject, any of its assets, tangible or intangible, to any lien, claim or encumbrance, except for liens of current personal property taxes not yet due and payable;

     (i)  Sold or otherwise transferred any ownership interest in Practice
          Group;

     (j) Increased any salaries, wages or any employee benefits for any employee;

     (k)  Hired, committed to hire or terminated any employee; or

     (l) Agreed, whether in writing or otherwise, to take any action particularly described in this Section 2.6.

     2.7  Litigation and Claims.
          ---------------------

     Except as expressly set forth in SCHEDULE 2.7 hereto, there are no claims,
                                      ------------
lawsuits, counterclaims, proceedings, or investigations pending, and to each Shareholder's Knowledge, threatened, against or affecting any Shareholder, Practice Group, the Practice or any licensed professional or other individual employed by or under contract with the Practice in any court or before any arbitrator or governmental authority or agency, and to each Shareholder's Knowledge, there is no basis for any such action or any state of facts or occurrence of any event which might give rise to the foregoing which has or could have a material adverse effect on the financial condition or assets or properties of Practice Group, on any Shareholder's or Practice Group's performance hereunder, or on the continued operation of the Practice by the Surviving Corporation. There are no unsatisfied judgments against any Shareholder, Practice Group, the Practice, or any licensed professional or other individual employed by or under contract with the Practice, or any consent decrees to which any of the foregoing are subject which would have a material adverse effect on the financial condition or assets or properties of Practice Group, on Practice Group's or any Shareholder's performance hereunder, or on the continued operation of the Practice by Surviving Corporation.

     2.8  No Undisclosed Liabilities.
          --------------------------
     Except as and to the extent reflected in the Financial Statements or as expressly shown in SCHEDULE 2.8 hereto, Practice Group has no liability or
                   ------------
obligation whatsoever, whether matured, unmatured, absolute, contingent or otherwise, except for liabilities and obligations incurred in the ordinary course of its business since the Interim Financials Date, which do not in the aggregate have a material adverse effect on the operations, assets or financial condition of Practice Group or the Practice.

     2.9  No Violation of Law, Generally.
          ------------------------------

     (a)  Except as expressly set forth in SCHEDULE 2.9 hereto, to each
                                           ------------
          Shareholder's Knowledge, neither Practice Group nor any Shareholder has been or shall be as of the Closing Date (by virtue of any action, omission to act, contract to which it is a party or any occurrence or state of facts whatsoever) in violation of any applicable local, state or federal law, ordinance, regulation, order, injunction or decree, or any other requirement of any governmental body, agency or authority or court binding on it, or relating to its property or business or its advertising, sales, referral or pricing practices (including, without limitation, Titles 18 and 19 of the Social Security Act and all applicable zoning and use laws).

     (b)  Billing Practices/Regulatory Compliance.
          ---------------------------------------

          (i)  Billing Practices Generally.  To each Shareholder's Knowledge,
               ---------------------------
               all billing practices by Practice Group to all third party payors, including, but not limited to, the federal Medicare program, state Medicaid programs and private insurance companies, have been true, fair and correct and in compliance with all applicable laws, regulations and policies of all such third party payors, and Practice Group has not billed for or received any payment or reimbursement in excess of amounts allowed by law.

          (ii) Fraud and Abuse.  Practice Group, its officers and directors, and
               ---------------
               persons and entities providing professional services for Practice Group, have not engaged in any activities which are prohibited under the Fraud and Abuse Statute, or the regulations promulgated thereunder pursuant to such statutes, or related state or local statutes or regulations, or which are prohibited by rules of professional conduct, including, but not limited, to the following: (a) knowingly and willfully making or causing to be made a false statement or representation of a material fact in any application for any benefit or payment; (b) knowingly and willfully making or causing to be made any false statement or representation of a material fact for use in determining rights to any benefit or payment; (c) knowingly and willfully soliciting or receiving any remuneration (including any kickback, bribe, or rebate), directly or indirectly, overtly or covertly, in cash or in kind (1) in return for referring an individual to a person for the furnishing or arranging for the furnishing of any item or service for which payment may be made in whole or in part by Medicare or Medicaid or (2) in return for purchasing, leasing, or ordering or arranging for or recommending purchasing, leasing, or ordering any good, facility, service, or item for which payment may be made in whole or in part by Medicare or Medicaid; and (d) knowingly and willfully offering or paying any remuneration (including any kickback, bribe, or rebate), directly or indirectly, overtly or covertly, in cash or in kind to any person to induce such person (1) to refer an individual to a person for the furnishing or arranging for the furnishing of any item or service for which payment may be made in whole or in part under Medicare or Medicaid or (2) to purchase, lease, order, or arrange for or recommend purchasing, leasing, or ordering any good, facility, service, or item for which payment may be made in whole or in part under Medicare or Medicaid.

     (c)  Transactions with Referral Sources.  Except as expressly set forth in
          ----------------------------------
          SCHEDULE 2.9, neither any Shareholder nor Practice Group nor any
          ------------
          affiliate of Practice Group, nor any director, officer or employee thereof, is a party to any contract, lease, agreement or arrangement, including, but not limited to, any joint venture or consulting agreement with any physician, hospital, nursing facility, home health agency or other person who is in a position to make or influence referrals to or otherwise generate business for Practice Group to provide services, lease space, lease equipment or engage in any other venture or activity.

     2.10  Properties.
           ----------

     (a)  SCHEDULE 2.10(A) hereto sets forth a current and complete list and
          ----------------
          description of all of the tangible and intangible assets owned by Practice Group as of the Interim Financials Date.

     (b)  SCHEDULE 2.10(B) hereto sets forth a current and complete list of all
          ----------------
          property, equipment and other assets leased, subleased, or licensed or sublicensed by Practice Group including, without limitation, all computer hardware and software (collectively, the "Leased Equipment").

     (c) To the extent not expressly itemized in the Interim Financial Statements, SCHEDULE 2.10(C) hereto sets forth a current and complete
                      ----------------
          list and description of all equipment, utility and other deposits owned by Practice Group.

     (d)  Except as expressly set forth and described on SCHEDULE 2.10(D),
                                                         ----------------
          Practice Group: (i) has good, valid and indefeasible title to all of the personal and mixed, tangible and intangible property, rights and assets which it purports to own, including all the personal property and assets reflected, but not shown as leased or encumbered, in the Interim Financial Statements (except for inventory and assets sold in the ordinary course of business consistent with past practice and supplies consumed in the ordinary course of business consistent with past practice since the Interim Financials Date) and (ii) owns such rights, assets and personal property free and clear of all title defects or objections, liens, restrictions, claims, charges, security interest, or other encumbrances of any nature whatsoever, including any mortgages, leases, chattel mortgages, conditional sales contracts, collateral security arrangements and other title or interest retention arrangements.

     (e) All of the Leased Equipment and tangible assets owned by Practice Group are in good operating condition and repair, normal wear excepted, and will be in such condition on the Closing Date.

     (f) All of the durable and nondurable supplies owned by Practice Group are of a quality and quantity usable in the ordinary and usual course of the business of Practice Group.

     (g) No assets, rights or interests are required in addition to those tangible assets, Leased Equipment, rights and interests owned by Practice Group in order to manage or operate the Practice and/or business of the Surviving Corporation as it is currently being managed and operated by Practice Group.

     2.11  Indebtedness.
           ------------
     Schedule 2.11 sets forth a current and complete list and description of all
     -------------
instruments or other documents relating to any direct or indirect indebtedness for borrowed funds of Practice Group in excess of Five Thousand and No/100 Dollars ($5,000.00), as well as indebtedness by way of lease purchase arrangements, guarantees, undertakings on which others rely in extending credit and all conditional sales contracts, chattel mortgages and other security arrangements with respect to personal property used or owned by Practice Group. Practice Group has not loaned funds to or guaranteed a loan to any employee or shareholder of Practice Group or other investor in Practice Group that is in a position, directly or indirectly to make or influence referrals of patients to, furnish items or services to, or otherwise generate business for the Practice.

     2.12  Employee Contracts, Union Agreements and Benefit Plans.
           ------------------------------------------------------

     (a)  Except as set forth on SCHEDULE 2.12(A) hereto, Practice Group is not
                                 ----------------
          a party to any employment contract (except for oral employment agreements which are terminable by Practice Group at will), consulting or collective bargaining contracts, deferred compensation, pension (as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended, and all rules and regulations from time to time promulgated thereunder ("ERISA")), profit sharing, bonus or other nonqualified benefit or compensation commitments, benefit plans, arrangements or plans (whether written or oral), including all welfare plans, as defined in Section 3(l) of ERISA, of or pertaining to any present or former employee of Practice Group, or its predecessors in interest, that have been in effect at any time within the past five
          (5) years. Each Shareholder of Practice Group agrees that PHC and Surviving Corporation will not be responsible or liable for any pension, profit sharing, retirement, deferred compensation, bonus, incentive, stock purchase, severance, hospitalization, insurance or other plan, agreement, arrangement or understanding relating to such employees or to any accrued benefits thereunder relating to the operation of Practice Group prior to Closing. There are no other accrued benefits held by any employee for which PHC shall be liable, Practice Group having compensated said employees in full for vacation time, sick leave or other compensated absence.

     (b) Surviving Corporation shall employ, as employees at will, all persons (other than physician Shareholders and employees who perform clinical/medical services incident to the services of said physician Shareholders) who are employees of Practice Group on the Closing Date. As of the Closing Date, each Shareholder and Practice Group will use their best efforts to terminate the participation of all such employees employed by Surviving Corporation in all Practice Group employee benefit plans set forth in SCHEDULE 2.12(A), such termination
                                              ----------------
          to be effected in accordance with and to the extent permitted by the applicable provisions of the Internal Revenue Code of 1986 and ERISA.

     2.13  Labor Relations.
           ---------------
     Except as expressly set forth in SCHEDULE 2.13 hereto:
                                      -------------

     (a) Practice Group is in compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment, wages and hours, occupational safety and health, and is not engaged in any unfair labor practice within the meaning of Section 8 of the National Labor Relations Act;

     (b) There is no unfair labor practice, charge or complaint or any other matter against or involving Practice Group pending or threatened before the National Labor Relations Board or any court of law;

     (c) There are no charges, investigations, administrative proceedings or formal complaints of discrimination (including discrimination based upon sex, age, marital status, race, national origin, the making of workers' compensation claims, sexual preference, handicap or veteran status) pending or to each Shareholder's and Practice Group's Knowledge threatened before the Equal Employment Opportunity Commission or any federal, state or local agency or court against Practice Group. There have been no governmental audits of the equal employment opportunity practices of Practice Group, and to each Shareholder's Knowledge no basis for any such audit exists;

     (d) To each Shareholder's and Practice Group's Knowledge, Practice Group is in compliance with the Immigration Reform and Control Act of 1986, as amended, and all applicable regulations promulgated thereunder; and

     (e) There are no inquiries, investigations or monitoring activities of any licensed, registered, or certified professional personnel employed by, credentialed or privileged, or under contract with Practice Group or the Practice pending or, to each Shareholder's Knowledge threatened by any state professional board or agency charged with regulating the professional activities of health care practitioners or providers.

     2.14  Contracts and Commitments.
           -------------------------
     Except as expressly set forth in SCHEDULE 2.14:
                                      -------------

     (a) No written or oral contract or commitment to which Practice Group is a party or is bound continues for a period of more than six (6) months from the date hereof or requires payments by Practice Group after the Closing Date, in the aggregate, in excess of Five Thousand and No/100 Dollars ($5,000.00);

     (b) There are no written or oral contracts or agreements to which Practice Group is a party or is bound:

          (i) With any of the directors, officers or shareholders of the Practice Group, or

          (ii) With any person related by blood or marriage to any director, officer or shareholder of Practice Group or with any company or other organization in which anyone related by blood or marriage to Practice Group has a direct or indirect financial interest;

     (c) Neither Practice Group nor any Shareholder is a party to or bound by any contracts or agreements containing covenants prohibiting or limiting the freedom of any Shareholder and/or Practice Group to compete in any line of business or to subject the employees or patients of any business in any geographic area or requiring any Shareholder and/or Practice Group to share any profits;

     (d) Neither Practice Group nor any Shareholder is a party to any existing agreement for the management or administration of the Practice, and neither Practice Group nor any Shareholder is obligated to become a party to any such management or administration agreement;

     (e) To each Shareholder's Knowledge neither Practice Group nor any Shareholder is a party to or bound by any contract, agreement or other arrangement that has had or based on present facts is likely to have a material adverse effect upon the business, earnings or financial condition of Practice Group; and

     (f) Neither Practice Group nor any Shareholder is a party to or bound by any contract, agreement or other arrangement, requiring the personal services of another person or entity which does not comply with the safe harbor provisions of the Fraud and Abuse Statute.

     2.15  Environmental Protection.
           ------------------------
     Practice Group has obtained all permits, licenses and other authorizations and filed all notices which are required to be obtained or filed by any Shareholder and/or Practice Group for the operation of the Practice under federal, state and local laws relating to pollution, protection of the environment or the generation or disposal of waste. Practice Group is in compliance in all material respects with all terms and conditions of such required permits, licenses and authorizations. Practice Group is in compliance with all other applicable limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in those laws or contained in any law, regulation, code, plan, order, decree, judgment, notice or demand letter issued, entered, promulgated or approved thereunder. To each Shareholder's Knowledge, except as expressly disclosed on

SCHEDULE 2.15 hereto, there are no past or present events, conditions,
-------------
circumstances, activities, practices, incidents, actions or plans which may interfere with or prevent continued compliance, or which may give rise to any common law or statutory liability or, otherwise form the basis of any material claim, action, suit, proceeding, hearing or investigation, based on or related to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling, or the emission, discharge, release or threatened release into the environment, or any pollutant, contaminant, or hazardous or toxic material or waste (including medical waste) with respect to Practice Group or the Practice.

     2.16  Filing of Reports.
           -----------------
     To each Shareholder's Knowledge, all returns, reports, plans and filings of any kind or nature necessary to be filed by Practice Group with any governmental authority have been properly completed and timely filed in compliance with all applicable requirements where failure to so file would have a material adverse effect on the conduct of the Practice by Surviving Corporation after the Closing.

     2.17  Insurance Policies.
           ------------------
     Schedule 2.17 hereto sets forth a complete and accurate list and
     -------------
description of all insurance policies in force naming Practice Group, any Shareholder or any director, officer or employee thereof, as an insured or beneficiary or as a loss payee or for which Practice Group has paid or is obligated to pay all or any part of the premiums including, without limitation, all general liability, malpractice, fire, health, disability and life insurance policies. Practice Group has not received notice of any pending or threatened termination or premium increase (retroactive or otherwise) with respect thereto, and Practice Group and each Shareholder is in compliance with all conditions contained therein. Except as expressly set forth on SCHEDULE 2.17 hereto, there
                                                     -------------
are no pending claims against such insurance by Practice Group as to which insurers are defending under reservation of rights or have denied liability, and except as set forth on SCHEDULE 2.17 hereto, there exists no claim under such
                       -------------
insurance that has not been properly filed or reported by Practice Group.

     2.18  Accounts Receivable.
           -------------------
     Attached hereto as SCHEDULE 2.18 is a true, complete and accurate list and
                        -------------
aging of all accounts receivable of Practice Group as of the Interim Financials Date. To each Shareholder's Knowledge, all such accounts receivable arose in the ordinary course of the business of Practice Group for the provision of professional services and have not been previously written off as bad debts. All such accounts receivables are collectible in amounts consistent with past practice, in the ordinary course of business.

     2.19  Accounts Payable.
           ----------------
     Attached hereto as SCHEDULE 2.19 is a current and complete list of all
                        -------------
accounts payable of Practice Group as of the Interim Financials Date, including each individual indebtedness of Five Hundred and No/100 Dollars ($500.00) or more and setting forth the payee, the amount of indebtedness and such additional information as may be material with respect to any such account payable.

     2.20  Inventory.
           ---------
     To each Shareholder's Knowledge, all items of inventory of the Practice reflected on the Interim Financial Statements consisted, all such items on hand on the date of this Agreement consist, and all such items on hand on the Closing Date will consist, of items of a quality and a quantity usable in the ordinary course of the Practice Group's business and conform to generally accepted standards for physician medical practices. The purchase commitments of Practice Group for inventory are not materially in excess of normal requirements, and none of such purchase commitments were made at prices in excess of prevailing market prices at the time of purchase.

     2.21  Inspections and Investigations.
           ------------------------------
     Neither any Shareholder's nor Practice Group's right nor the right of any licensed professional or other individual employed by or under contract with the

Practice to receive Medicare and Medicaid reimbursements has been terminated or otherwise adversely affected as a result of any investigation or action by any federal or state governmental regulatory authority. Except as expressly set forth and described on SCHEDULE 2.21, to each Shareholder's Knowledge, neither
                       -------------
(i) Practice Group nor any Shareholder nor any licensed professional or other individual affiliated with the Practice has, during the past three (3) years, been the subject of any inspection, investigation, survey, audit or monitoring by any governmental regulatory entity, trade association, professional review organization, accrediting organization or certifying agency, (ii) nor has Practice Group, any Shareholder or the Practice received from any such entity any notice of deficiency in connection with the operation of the Practice. No Shareholder has been the subject of a "medical malpractice action or claim" or a "professional review action" within the last three (3) years as those terms are defined in the Health Care Quality Improvement Act of 1986. Attached as part of
SCHEDULE 2.21 hereto are copies of all reports, correspondence, notices and
-------------
other documents relating to any such inspection, investigation, survey, audit, monitoring or other form of review to which any of the foregoing has been subject.

     2.22  Ownership of Medical Service Practice(s).
           ----------------------------------------
     Except as expressly set forth in SCHEDULE 2.22 hereto, to each
                                      -------------
Shareholder's Knowledge, no Shareholder nor any member of any Shareholder's immediate family owns any interest in nor has a financial relationship with any health care facility, practice or entity other than Practice Group (including, without limitation, any physician or physician practice, allied professional services such as chiropracty, physical therapy or podiatry, or any physician management services organization, or any provider of ancillary or specialty services including, but not limited to, laboratory and radiology services).

     2.23  Agreements in Full Force and Effect.
           -----------------------------------
     Except as expressly set forth in SCHEDULE 2.23, all contracts, agreements,
                                      -------------
plans, leases, policies and licenses referred to, or required to be referred to, in any Schedule delivered hereunder are valid and binding and are in full force and effect and are enforceable in accordance with their terms, except to the extent that the validity or enforceability thereof may be limited by bankruptcy, insolvency, reorganization and other similar laws affecting creditors' rights generally. To each Shareholder's Knowledge, there is no pending or threatened bankruptcy, insolvency or similar proceeding with respect to any party to such agreements, and no event has occurred which (whether with or without notice, lapse of time or the happening or occurrence of any other event) would constitute a default thereunder by Practice Group, any Shareholder or any other party thereto.

     2.24  Taxes.
           -----
     Except as expressly set forth in SCHEDULE 2.24 hereto or as expressly
                                      -------------
reflected in the Financial Statements, immediately prior to the Closing, there does not exist any liability for taxes accrued or due which may be asserted by any taxing authority against, and no lien or other encumbrance for taxes accrued or due through the date hereof that may attach to any assets or properties of Practice Group or the operations of the Practice. All federal, state and local income and other tax returns and tax reports required to be filed by Practice Group or with respect to the Practice and have been filed with the appropriate governmental agencies in all jurisdictions in which such returns and reports are required to be filed, all of which are true, correct and complete, and all amounts shown as owing thereon have been paid in full.

     2.25  Capitalization; Title to Shares.
           -------------------------------
     Exhibit A hereto sets forth a list of all the Shareholders of Practice
     ---------
Group and the number and type of shares of capital stock of Practice Group owned by such Shareholder. Each Shareholder has, and on the Closing Date will have, good title to those Practice Group Shares owned by said Shareholder, free and clear of all claims, liens, charges, encumbrances, options, and rights of any third parties whatsoever. Practice Group has a total of 30,000 shares of its capital stock authorized of which ninety-one (91) shares are issued and outstanding. No person or entity has any rights to acquire or to be granted from the Practice Group any shares in the Practice Group or any options or other rights to acquire shares in the Practice Group.

     2.26  Corporate Documents.
           -------------------

     (a) As of the Closing Date, the corporate minute books of Practice Group, to be made available by Practice Group to PHC and Acquisition Subsidiary, will accurately reflect all corporate actions taken by the directors and shareholders of Practice Group or any committee of the Board of Directors of Practice Group, and will contain true and accurate copies of or originals of the respective minutes of all meetings or consent actions of the directors and shareholders of Practice Group and any committee of the Board of Directors of Practice Group.

     (b) The stock record books of Practice Group, made available by Practice Group to PHC and Acquisition Subsidiary prior to the date hereof, accurately reflect the stock ownership of Practice Group, and contain complete and accurate records with respect to the transfer of all securities issued by Practice Group since its inception.

     2.27  Investment Intent.
           -----------------
     Each Shareholder represents that he or she is acquiring his or her respective PHC Shares for his or her own direct account or investment and not with a view, directly or indirectly, to or in connection with a distribution thereof and will not sell or transfer his or her respective PHC Shares in violation of any federal or state securities laws and the rules and regulations promulgated pursuant thereto. Except for the Unaccredited Investors, each Shareholder represents that he or she is an "Accredited Investor" within the meaning of Rule 501 under Regulation D of the Securities Act of 1933 (the "Securities Act"), and capable of evaluating, either alone or with said Shareholder's representatives and advisors, the merits and risks of the investment in the PHC Shares to be made hereunder by such Shareholder.

     2.28  Statements True and Correct.
           ---------------------------

     (a) No representation or warranty made by any Shareholder or Practice Group herein, nor in any statement, certificate or instrument furnished to or to be furnished by any Shareholder or Practice Group to PHC or Acquisition Subsidiary pursuant to this Agreement or any Exhibit hereto, contains or will contain any untrue statement of material fact or omits or will omit any material fact necessary to make the statements contained therein not misleading.

     (b) To each Shareholder's Knowledge, there is not under any of Practice Group's material contracts or agreements: (i) any existing or claimed default by Practice Group or event of default or event which with notice or lapse of time, or both, would constitute a default by Practice Group, or (ii) any existing default by any other party under any such contract or agreement or any event of default or event which with notice or lapse of time, or both, would constitute a default by any such party, that will have a material adverse effect on Practice Group.


                                  ARTICLE III



       REPRESENTATIONS AND WARRANTIES OF PHC AND ACQUISITION SUBSIDIARY
       ----------------------------------------------------------------

     As a material inducement to the Shareholders and Practice Group to enter into this Agreement, PHC and Acquisition Subsidiary hereby jointly and severally represent and warrant to each of the Shareholders and to Practice Group as follows:

     3.1  Organization, Standing and Authority of PHC.
          -------------------------------------------
          PHC is a corporation organized and existing under the laws of the State of Delaware and will, on the Closing Date, be qualified to do business in the States of Delaware and Georgia. Acquisition Subsidiary is a corporation organized and existing under the laws of the State of Georgia and will, on the Closing Date, be qualified to do business in the States of Georgia and Missouri. PHC and Acquisition Subsidiary have the requisite power and authority to execute, deliver and perform this Agreement and all other documents contemplated hereby according to their respective terms.

     3.2  Absence of Conflicting Agreement or Required Consents.
          -----------------------------------------------------
          Except as provided in Section 6.1 of this Agreement, the execution, delivery and performance by each of PHC and Acquisition Subsidiary of this Agreement and any other documents contemplated hereby (with or without the giving of notice, the lapse of time, or both): (a) will not conflict with any provision of its articles of incorporation, bylaws or other organizational documents; (b) will not conflict with, result in a breach of, or constitute a default under any law, ordinance, regulation, ruling, judgment, order or injunction of any court or governmental instrumentality to which it is a party or by which it or its properties are bound and (c) will not conflict with, constitute grounds for termination of, result in a breach of, constitute a default under, or accelerate or permit the acceleration of any performance required by the terms of any agreement, instrument, license or permit, material to this transaction, to which it is a party or by which it or its properties are bound.

     3.3  Prime Common Stock of PHC.
          -------------------------
          The PHC Shares are duly authorized, and when issued to each Shareholder by PHC, will be validly issued, fully paid and nonassessable. PHC has a total of 20,000,000 shares of its Prime Common Stock authorized of which 3,112,166 shares are issued and outstanding.

     3.4  No Violation of Law.
          -------------------
          PHC has not been nor shall be, as of the Closing Date (by virtue of any act, omission to act, contract to which it is a party or any current state of facts whatsoever) in violation of any applicable material local, state or federal law, ordinance, regulation, order, injunction or decree, or any other requirement of any other governmental body, agency, authority or court binding on it, or relating to its property or business which could have a material adverse effect on its financial condition.

     3.5  Litigation and Claims.
          ---------------------
          Except as expressly set forth in SCHEDULE 3.5, there are no claims,
                                           ------------
lawsuits, counterclaims, proceedings, or investigations pending, or to PHC's actual knowledge, threatened, against or affecting PHC in any court or before any arbitrator or governmental authority or agency, and, to PHC's knowledge after due inquiry, there is no basis for any such action or state of facts or occurrence of any event which might give rise to the foregoing which has or could have a material adverse effect on the financial condition of PHC. There are no unsatisfied judgments against PHC or any consent decrees to which PHC is subject which would have a material adverse effect on the financial condition of PHC.

     3.6  Financial Statements of PHC.
          ---------------------------
          Attached hereto as SCHEDULE 3.6 are PHC's audited financial statements
                             ------------
for the calendar years ending December 31, 1995 and 1996, and unaudited interim financial statements for the four-month period ending April 30, 1997 (the "PHC Interim Financial Statements") (collectively, the "PHC Financial Statements"), reflecting the results of the operations and financial condition of PHC as of such date, which have been prepared in accordance with generally accepted accounting principles consistently applied, subject, in the case of the PHC Interim Financial Statements, to normal year-end adjustments.

     3.7  Title to Shares of Acquisition Subsidiary.
          -----------------------------------------
          PHC owns of record and beneficially all outstanding shares of capital stock of Acquisition Subsidiary (the "Acquisition Subsidiary Shares"). PHC has, and on the Closing Date will have, good title to the Acquisition Subsidiary Shares, free and clear of all claims, liens, charges, encumbrances, options, and rights of any third parties whatsoever (other than those of NationsCredit Commercial Corporation "NationsCredit").

     3.8  Common Stock of Acquisition Subsidiary.
          --------------------------------------
          Acquisition Subsidiary has a total of ten thousand (10,000) shares of its common stock authorized of which one thousand (1,000) shares are issued and outstanding.

     3.9  Statements True and Correct.
          ---------------------------

     (a) No representation or warranty made by PHC and/or the Acquisition Subsidiary herein, nor in any statement, certificate or instrument furnished to or to be furnished by PHC and/or the Acquisition Subsidiary to any Shareholder or Practice Group pursuant to this Agreement or any Exhibit hereto (including the documents described in EXHIBIT B hereto), contains or will contain any untrue statement of
          ---------
          material fact or omits or will omit any material fact necessary to make the statements contained therein not misleading.

     (b) To PHC's knowledge after due inquiry, there is not under any of PHC's or Acquisition Subsidiary's material contracts or agreements: (i) any existing or claimed default by PHC or Acquisition Subsidiary or event of default or event which with notice or lapse of time, or both, would constitute a default by PHC or Acquisition Subsidiary; or (ii) any existing default by any other party under any such contract or agreement or any event of default or event which with notice or lapse of time, or both, would constitute a default by any such party, that will have a material adverse effect on PHC or Acquisition Subsidiary.

                                  ARTICLE IV

                             ADDITIONAL AGREEMENTS
                             ---------------------

     4.1  Access and Inspection.
          ---------------------
          From and after the date of this Agreement, PHC and its representatives and agents shall have the right to enter the Practice Group's premises during regular business hours to review, inspect and copy any and all books, records, documents or other information concerning the operation of the Practice as PHC or its representatives or agents may reasonably request (the "Due Diligence Inspection"). Following Closing, the Surviving Corporation shall, subject to all applicable laws continue to provide PHC with access to any and all financial and other records of Practice Group that PHC may reasonably request in order to operate the Practice, to file any reports or respond to inquiries or investigations including, without limitation, the preparation or examination of tax returns, or for any other reasonable business purpose in connection with the operation of the Practice.

     4.2  Cooperation in Meeting Filing Requirements.
          ------------------------------------------
          Each of the Shareholders, Practice Group, PHC and Acquisition Subsidiary shall cooperate in preparing, executing and filing such requests, applications, information and other submittals as may be required by any federal or state governmental agency or authority having jurisdiction over the assets or properties of Practice Group or the Practice, for the purpose of consummating the transactions contemplated herein and Surviving Corporation's operation of the Practice in substantially the same manner as currently operated by Practice Group.

     4.3  Post Closing Audit of Practice Group.
          ------------------------------------
          Each Shareholder and Practice Group shall cooperate with and assist PHC and its accountants and other representatives in preparing audited financial statements of Practice Group for any fiscal year of Practice Group ending prior to the Closing Date.

     4.4  Further Assurances.
          ------------------
          Each party covenants that it will, in connection with the Closing and from time to time after the Closing Date, execute such additional instruments and take such actions as may be reasonably requested by the other party to confirm or perfect or otherwise to carry out the intent and purposes of this Agreement.

     4.5  Tax Free Treatment.
          ------------------
          Each of the parties shall use its reasonable efforts to cause the merger to constitute a reorganization under Section 368 of the Code.

     4.6  Appointment of Attorney-in-Fact.
          -------------------------------
          The Shareholders hereby each make, constitute and appoint David A. Caplin, M.D. (the "Attorney-in-Fact") as their true and lawful Attorney-in-Fact with full power and authority to do and perform the following:

     (a) To deliver to PHC and Acquisition Subsidiary at Closing the Transaction Agreements;

     (b) To make, execute and deliver all agreements, schedules, exhibits and certificates required to be executed by the Shareholders and delivered to PHC and Acquisition Subsidiary in accordance with the terms and conditions of the Transaction Agreements;

     (c) To commence, prosecute, defend, dismiss and compromise all legal demands, actions or proceedings regarding the interest of the Shareholders in the Transaction Agreements.

     4.7  Acceptance of Appointment.
          -------------------------
          David A. Caplin, M.D. hereby accepts his appointment as Attorney-in-Fact and agrees to carry out in good faith the responsibilities undertaken hereby and to receive, hold and distribute all funds payable under the Transaction Agreements and to disburse the same in accordance with the terms and conditions of the Transaction Agreements. The Attorney-in-Fact agrees to maintain his appointment hereunder until his death, such earlier date as he may be declared legally incompetent by a court of law or until he has taken reasonable actions to appoint a successor attorney-in-fact pursuant to this
Article IV.

     4.8  Power of Attorney Irrevocable, Etc.
          -----------------------------------
          The Shareholders do hereby ratify and confirm all that said Attorney-in-Fact shall do or cause to be done by virtue of this Agreement. For the consideration specified in this Agreement the Shareholders agree that the power of attorney granted hereby to the Attorney-in-Fact is a special power of attorney coupled with an interest, is irrevocable, shall not terminate upon the death of any Shareholder and shall be effective from the date hereof until or upon termination of this Agreement. The Shareholders hereby renounce all right to revoke the power of attorney granted herein and to appoint another person to perform the acts of the Attorney-in-Fact, except for successors hereunder. After termination of the power of attorney hereby granted, the Attorney-in-Fact shall have authority only to return any property, real or personal, to the Shareholder who delivered the same to the Attorney-in-Fact.

     4.9  Successor Attorney-in-Fact.
          --------------------------
          The Shareholders agree that in the event David A. Caplin, M.D. ceases to act as Attorney-in-Fact then Marlys E. Schuh, M.D. shall, if she so accepts, succeed as Attorney-in-Fact hereunder. If Dr. Schuh fails to succeed as Attorney-in-Fact or if Dr. Schuh resigns her appointment hereunder, then the Shareholders by Majority Vote shall select a successor. Any successor Attorney-in-Fact shall have all the rights, powers and obligations of the Attorney-in-Fact. All charges, fees or other expenses or costs of any successor Attorney-in-Fact shall be borne and paid by the Shareholders.

     4.10  Limitation of Liability and Indemnity.
           -------------------------------------
          Each of the Shareholders agrees that in performing any of his duties, the Attorney-in-Fact shall not incur any liability to anyone for damages, losses or expenses for any reason except for willful negligence or intentional misconduct. Without limiting the foregoing, the Shareholders specifically agree that the Attorney-in-Fact shall be entitled to act upon advice of his counsel given with respect to any questions relating to his duties and responsibilities as Attorney-in-Fact hereunder without incurring any liability to the Shareholders or to any other person. The Shareholders agree to indemnify and hold harmless the Attorney-in-Fact against and in respect of any and all losses, claims, damages, liabilities and expenses including reasonable costs of investigation, counsel fees and disbursements, which may be imposed upon or incurred by the Attorney-in-Fact in connection with the performance of his duties hereunder.

     4.11  PHC Disclosure; Limited Right of Termination.
           --------------------------------------------

          (a)  Accredited Investors.
               --------------------
          Each of the Shareholders other than the Unaccredited Investors (the "Accredited Investors") has represented and warranted to PHC that he or she is an "accredited investor" as such term is defined in Regulation D promulgated under the Securities Act of 1933, as amended. Each Accredited Investor acknowledges and agrees that he has received, and has had an opportunity to review, those certain disclosure documents of PHC described on EXHIBIT B hereto.
                                                               ---------

          (b)  Unaccredited Investors.
               ----------------------
          On the date hereof, the Unaccredited Investors are not parties to this Agreement, and PHC has not, directly or indirectly, made an offer to sell or solicited an offer to the Unaccredited Investors to purchase PHC securities.
PHC intends to deliver to the Unaccredited Investors a Private Placement Memorandum prepared by PHC to offer PHC securities to each of them pursuant to the terms of this Agreement. Within five (5) days of his or her receipt of the Private Placement Memorandum, the parties hereto agree that the Unaccredited Investors may execute and deliver to PHC counterpart signature pages to this Agreement and become parties to this Agreement on the same terms as the other Shareholders.

          (c) Limited Right of Termination.  In the event any of the
              ----------------------------
Unaccredited Investors do not become a party to this Agreement, PHC shall have the right, but not the obligation, to terminate this Agreement prior to Closing pursuant to this Section 4.11(c). If PHC terminates this Agreement pursuant to this Section 4.11(c), (i) this Agreement shall be of no further force and effect, (ii) each party shall pay all expenses incurred by him or her in connection with the proposed transactions, (iii) no party shall be entitled to recover any damages as the result of such termination, and (iv) PHC shall return to Practice Group all documents received by PHC hereunder and vice versa.

                                   ARTICLE V

          CONDUCT OF BUSINESS OF PRACTICE GROUP AND EACH SHAREHOLDER
          ----------------------------------------------------------
                                PENDING CLOSING
                                ---------------

     Each Shareholder and Practice Group jointly and severally covenants and agrees that, without the prior written consent of PHC, between the date of this Agreement and the Closing:

     5.1  Disposition of Assets.
          ---------------------
          Except as described in SCHEDULE 5.1, and Section 6.5 hereof, the
                                 ------------
operation of the Practice shall be conducted only in the ordinary course, and Practice Group shall not dispose of any interest of any kind in the assets or properties of Practice Group nor incur nor guarantee any obligations for borrowed money, except as otherwise permitted by this Agreement.

     5.2  Sale of Shares.
          --------------
          The Shareholders and Practice Group shall not sell or transfer, or consent to the issuance, sale or transfer of, any shares of capital stock in Practice Group or any option, warrant or other right to acquire an equity interest in Practice Group.

     5.3  Contracts.
          ---------
          Practice Group will not enter into any contract or other arrangement except in the ordinary course of business and then only if such contract or arrangement would not have a material effect on the operation of the Practice.

     5.4  Condition of Assets.
          -------------------
          Practice Group will maintain its assets in substantially the same condition as they are in on the date of this Agreement, ordinary wear and tear excepted.

     5.5  Liens; Encumbrances.
          -------------------
          Practice Group will not sell, transfer or otherwise dispose of, nor mortgage, pledge or subject to any lien, charge or other encumbrance, any of the assets or any interest in the rights, except as otherwise permitted by this Agreement.

                                  ARTICLE VI

          CONDITIONS TO OBLIGATIONS OF PHC AND ACQUISITION SUBSIDIARY
          -----------------------------------------------------------

     The obligations of PHC and Acquisition Subsidiary to close the Merger are subject to the satisfaction, at or prior to Closing, of each of the following conditions:

     6.1  Necessary Approvals.
          -------------------
          PHC shall have received all licenses, consents, permits and approvals necessary in order for PHC to operate the Practice in substantially the same manner as Practice Group. Within five (5) business days following the date hereof, PHC's officers shall submit this Agreement and Plan of Merger to the following parties for approval, and attempt to obtain such approvals, but PHC shall not be obligated to close the Merger unless each of the following parties approves this Agreement and the transactions contemplated hereby: (i) PHC's Board of Directors; and (ii) representatives of the holders of certain securities of PHC.

     6.2  Representations and Warranties.
          ------------------------------
          The representations and warranties of the Shareholders set forth in this Agreement, or any document or instrument delivered to PHC or Acquisition Subsidiary hereunder, shall be true and correct on the Closing Date with the same force and effect as if such representations and warranties had been made on and as of the Closing Date.

     6.3  Performance; Covenants.
          ----------------------
          All of the terms, covenants and conditions of this Agreement to be complied with or performed by the Shareholders or Practice Group at or prior to Closing shall have been complied with and performed in all material respects including, but not limited to, the delivery of the following documents:

     (a) An Acquisition Restrictive Covenant Agreement executed by each Shareholder, other than Kenneth J. Bennett, M.D., in substantially the form of EXHIBIT C;
                  ---------

     (b) A Practice Management Agreement (and exhibits thereto) executed as provided therein by a new Missouri corporation to be formed by the Shareholders, in substantially the form of EXHIBIT D (the "Management
                                                     ---------
          Agreement");

     (c) A certificate dated the Closing Date signed by a duly authorized officer of Practice Group and by the Attorney-in-Fact certifying that the representations and warranties are true and correct as of the date of such certificate and that each Shareholder and Practice Group have fulfilled the conditions of this Section 6.3;

     (d) Unanimous Consent Resolutions of the Board of Directors and Shareholders of Practice Group in form and substance satisfactory to PHC approving the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, certified by a duly authorized representative of Practice Group;

     (e) Written consents of all third parties necessary for the consummation of the transactions contemplated by this Agreement and the operation of the Practice as currently being operated;

     (f) All of the books and records of the Practice Group related to the operation of the Practice including, but not limited to: (i) the books of accounts, contracts and agreements to which either the Practice Group or the Practice is a party and (ii) such other documents or certificates as shall be reasonably requested by PHC;

     (g)  An opinion of counsel of Practice Group in substantially the form of

          EXHIBIT E attached hereto;
          ---------

     (h)  The Investment Agreement in substantially the form of EXHIBIT F
                                                                ---------
          attached hereto executed by each Shareholder (the "Investment Agreement");

     (i)  The Registration Rights Agreement in substantially the form of EXHIBIT
                                                                         -------
          G attached hereto executed by each Shareholder (the "Registration
          -
          Rights Agreement");

     (j) Articles of Merger executed by a duly authorized officer of Practice Group, in a form to be agreed to by the parties hereto prior to the Closing (the "Articles of Merger"); and

     (k) Such other documents as counsel for PHC shall reasonably request, including, without limitation, any documents required to be filed with any governmental body.

     6.4.  PHC Due Diligence.
           -----------------
     Closing shall only occur upon the complete and sole satisfaction of PHC as to (i) the additional Schedules to be provided by Practice Group as indicated in certain of the Schedules attached hereto, which Schedules shall be provided within five (5) business days of the date hereof, and (ii) PHC's Due Diligence

Inspection pursuant to Section 4.1; provided, however, nothing herein is
                                    --------  -------
intended to extend the date by which the Closing is to occur.

     6.5.  Removal/Assumption of Indebtedness.
           ----------------------------------
     Prior to Closing, the Shareholders shall remove or cause to be removed Practice Group from any liability or obligations under the debt obligations on

SCHEDULE 6.5 attached hereto.
------------


                                  ARTICLE VII

          CONDITIONS TO OBLIGATIONS OF THE SHAREHOLDERS AND PRACTICE
          ----------------------------------------------------------
                                     GROUP
                                     -----

     The obligations of the Shareholders and Practice Group to close the Merger are subject to the satisfaction, at or prior to Closing, of each of the following conditions:

     7.1  Representations and Warranties.
          ------------------------------
          The representations and warranties of PHC and Acquisition Subsidiary set forth in this Agreement, or any other document or instrument delivered to Practice Group or the Shareholders hereunder, shall be true and correct on the Closing Date with the same force and effect as if such representations and warranties had been made on and as of the Closing Date.

     7.2  Performance; Covenants.
          ----------------------
          All of the terms, covenants and conditions of this Agreement to be complied with or performed by PHC or Acquisition Subsidiary at or prior to Closing shall have been complied with and performed in all material respects including, but not limited to, the delivery of the following:

     (a)  The PHC Shares;

     (b) A certificate dated the Closing Date signed by duly authorized representatives of PHC and Acquisition Subsidiary certifying that the representations and warranties are true and correct on the date of such certificate and that PHC and Acquisition Subsidiary have fulfilled all of the conditions of this Section 7.2;

     (c) Consent Resolutions of the Board of Directors of PHC and the Board of Directors of Acquisition Subsidiary approving the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, certified by a duly authorized representative of PHC and Acquisition Subsidiary, respectively.

     (d)  An opinion of counsel of PHC in substantially the form of EXHIBIT H
                                                                    ---------
          attached hereto;

     (e)  the Management Agreement;

     (f)  The Investment Agreement;

     (g)  The Registration Rights Agreement;

     (h)  the Articles of Merger; and

     (i) Such other documents necessary for the consummation of the transactions contemplated herein as counsel for the Practice Group and Shareholders shall reasonably request, including, without limitation, any documents required to be filed with any governmental body.

                                 ARTICLE VIII

                                INDEMNIFICATION
                                ---------------

     8.1  Indemnification by Each Shareholder
          ------------------------------------
          Subject to the terms and conditions of this Article VIII, each Shareholder jointly and severally, agrees to indemnify, defend, and hold harmless PHC and Acquisition Subsidiary from, against, for, and in respect of any and all Losses (as defined below) asserted against, relating to, imposed upon, or incurred by PHC and/or Acquisition Subsidiary by reason of, resulting from, based upon, or arising out of:

     (a) The inaccuracy, untruth, or incompleteness of any representation or warranty of any Shareholder contained in or made pursuant to this Agreement;

     (b) The failure of any Shareholder to comply with any of the covenants made by any Shareholder in this Agreement;

     (c) The conduct of the Practice and business of the Practice Group on or prior to the Closing Date.

     8.2  Indemnification by PHC.
          ----------------------

          Subject to the terms and conditions of this Article VIII, PHC agrees to indemnify, defend and hold harmless each Shareholder from, against, for and in respect of any and all Losses (as defined below) asserted against, relating to, imposed upon, or incurred by Practice Group and/or any Shareholder by reason of, resulting from, based upon, or arising out of:

     (a) The inaccuracy, untruth, or incompleteness of any representation or warranty of PHC and/or Acquisition Subsidiary contained in or made pursuant to this Agreement;

     (b) The failure of PHC and/or Acquisition Subsidiary to comply with any of the covenants made by PHC and/or Acquisition Subsidiary in this Agreement.

     (c) The conduct of the Practice and business of the Practice Group after the Closing Date, except to the extent caused by the negligent or willful acts or omissions of any of the Shareholders.

     8.3  Definition of Losses.
          --------------------
          For the purposes of this Article VIII, "Losses" shall mean any and all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs, and expenses, including, without limitation, interest, penalties, and reasonable attorneys' and other professional fees, and expenses incurred in the investigation, preparation, defense, and settlement of any claim, loss, damage, or liability as to which a party is entitled to indemnification hereunder.

     8.4  Offset.
          ------
          The foregoing rights of indemnification are cumulative and without prejudice to any other remedies which PHC and/or Acquisition Subsidiary may have against any Shareholder, and vice versa, under applicable law or otherwise.
Each Shareholder, Practice Group, Acquisition Subsidiary and PHC expressly agree that (i) PHC shall have the right to offset any amounts owed by any Shareholder to PHC under this Article VIII against any amounts payable by PHC to any Shareholder and (ii) any Shareholder shall have the right to offset any amounts owed by PHC and/or Acquisition Subsidiary to such Shareholder under this Article VIII against any amounts payable by such Shareholder to PHC and/or Acquisition Subsidiary.

     8.5  Notice and Opportunity to Defend.
          --------------------------------

    (a) Attorney-in-Fact is hereby designated the representative of each Shareholder pursuant to the terms and conditions of Section 4.6 above, to the extent necessary to give effect to the provisions of this
          Article VIII, and in that representative capacity, Attorney-in-Fact is referred to as Indemnified Party or Indemnifying Party, as appropriate.

    (b) The party indemnified hereunder (the "Indemnified Party") shall notify in writing the indemnifying party (the "Indemnifying Party") within thirty (30) days after a claim is presented to the Indemnified Party, and the Indemnifying Party shall defend such claim at its expense. If the Indemnifying Party does not defend or settle such claim, the Indemnified Party may do so without the Indemnifying Party's participation, in which case the Indemnifying Party shall pay the expenses of such defense, and the Indemnified Party may settle or compromise such claim without the Indemnifying Party's consent. If the Indemnified Party fails to notify the Indemnifying Party, and if the Indemnifying Party is thereby materially prejudiced by such failure of notice in its defense of the claim, the Indemnifying Party's obligation of indemnity hereunder shall be extinguished with respect to such claim to the extent that the Indemnifying Party has been prejudiced by the failure to give such notice.

    (c) Anything herein to the contrary notwithstanding, (other than for liability related to Section 2.27), no party shall make any claim against any other party pursuant to this Article VIII unless the dollar amount of all Losses suffered or incurred by the party seeking such indemnity hereunder shall exceed, in the aggregate, the amount of Fifteen Thousand and No/100 Dollars ($15,000.00), but, if such amount is exceeded, the Indemnifying Party shall be required to pay the full amount of such aggregate Losses (without deduction for such Fifteen Thousand and No/100 Dollars ($15,000.00), threshold amount) for which indemnification rights and obligations are provided under this Article
          VIII. Notwithstanding the foregoing, the indemnification obligation of those Shareholders listed on SCHEDULE 8.5 attached hereto shall be
                                          ------------
          limited, except with respect to liability relating to Section 2.27, to the aggregate amount of consideration they received pursuant to this Agreement.

     (d) Anything herein to the contrary notwithstanding, no party shall be liable to any other party under this Article VIII for punitive or consequential damages, including lost profits, except to the extent contained in a settlement, award or judgment obtained by a third party.

     8.6  Effect of Investigation by PHC.
          ------------------------------
          No investigation or inquiry made by PHC or Acquisition Subsidiary of any Shareholder or Practice Group or its books and records and financial condition shall, regardless of the Closing of the transactions contemplated hereby, affect or limit any representation or warranty made by any of the Shareholders or Practice Group to PHC or Acquisition Subsidiary in this Agreement or in any Schedule delivered by any of them pursuant hereto or any right of indemnification of PHC or Acquisition Subsidiary under Section 8.1 hereof; provided however, that PHC shall provide written notice to the Shareholders prior to Closing of any material inaccuracy or deficiency known to PHC in any of the Schedules hereto delivered by the Shareholders.

                                  ARTICLE IX

                           MISCELLANEOUS PROVISIONS
                           ------------------------

     9.1  Notices.
          -------
          Any notice required or permitted by this Agreement or any agreement or document executed and delivered in connection with this Agreement shall be deemed to have been served properly if transmitted by certified mail, return receipt requested, with proper postage prepaid or sent by overnight carrier or by personal delivery, addressed to the respective party to whom such notice relates at the following addresses:

     If to PHC or to
     Acquisition
     Subsidiary to it at:    Physician Health Corporation

                             990 Hammond Drive
                             Suite 300
                             Atlanta, Georgia 30328
                             Attention:  Daniel M. Epstein, M.D., Esq.

     With a copy to:         Morris, Manning & Martin, L.L.P.
                             1600 Atlanta Financial Center
                             3343 Peachtree Road, N.E.
                             Atlanta, Georgia 30326
                             Attention:  John F. Sandy Smith, Esq.

     If to Practice Group:   Parkcrest Surgical Associates, Inc.
                             675 Old Ballas Road, Suite 200
                             St. Louis, Missouri 63141
                             Attention:  David A. Caplin, M.D.

     If to any Shareholder:  c/o David A. Caplin, M.D.
                             675 Old Ballas Road, Suite 200
                             St. Louis, Missouri 63141

     With a copy to:         Gallop Johnson Neuman, L.C.
                             101 South Hanley, Suite 1600
                             St. Louis, Missouri  63105
                             Attention:  Randy S. Gerber, Esq.

or such other address as shall be furnished in writing by any party to the other party. All such notices shall be considered received: (a) if transmitted by certified mail, return receipt requested, with proper postage prepaid, upon the fifth (5th) business day after mailing; (b) if transmitted by overnight carrier, on the next business day and (c) if transmitted by personal delivery, upon receipt.

          9.2  Successors and Assigns.  Either PHC or Acquisition Subsidiary may
               ----------------------
assign its rights under this Agreement to any corporation, or other entity controlled by or under common control with PHC, but otherwise this Agreement shall not be assignable, by operation of law or otherwise, without the prior written consent of the other parties. Subject to the foregoing, this Agreement shall inure to the benefit of, be enforceable by and be binding upon the parties, their successors and assigns.

     9.3  Entire Agreement.  This Agreement and the Exhibits, Schedules,
          ----------------
certificates and other documents delivered pursuant hereto or incorporated herein by reference, contain and constitute the entire agreement among the parties and supersede and cancel any prior agreements, representations, warranties, or communications, whether oral or written, among the parties relating to the transactions contemplated by this Agreement. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by an agreement in writing signed by the party against whom or which the enforcement of such change, waiver, discharge or termination is sought.

     9.4  Governing Law; Severability.
          ---------------------------
          This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia , but excluding the conflicts laws of the State of Georgia. The parties hereto agree to be subject to the exclusive venue in Fulton County, Georgia or the Federal Court located in the Northern District of Georgia which courts shall have jurisdiction of any case or controversy arising under or in connection with this Agreement. The parties consent to the jurisdiction of such courts. The provisions of this Agreement are severable and the invalidity of one or more of the provisions herein shall not have any effect upon the validity or enforceability of any other provision.

     9.5  No Brokers.
          ----------
          The Shareholders, Practice Group, PHC and Acquisition Subsidiary each represent to the others that no broker or finder has been employed in connection with the transactions hereunder.

     9.6  Schedules and Exhibits.
          ----------------------
          All Schedules and Exhibits attached to this Agreement are by reference made a part hereof.

     9.7  Waivers.
          -------
          No failure on the part of any party hereto to exercise, and no delay in exercising, any right, power or remedy created hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy by any such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. No waiver by any party hereto of any breach of or default in any term or condition of this Agreement shall constitute a waiver of or assent to any succeeding breach of or default in the same or any other term or condition hereof.

     9.8  Headings.
          --------
          The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     9.9  Counterparts.
          ------------
          This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

     9.10  Confidentiality.
           ---------------
          The parties agree that they will not make any disclosure about the existence or contents of this Agreement or activities relating to the consummation of the transactions contemplated herein without prior approval of the other party, except as may be required by law, as may be necessary to obtain the required consents, licenses, permits or approvals pursuant to Section 6.1 herein, or as may be necessary in the ordinary course of business of PHC.

     9.11  Expenses.
           --------
          Each party shall bear its own expenses incurred in the preparation, negotiation and performance of this Agreement.

     9.12  No Third Party Beneficiaries.
           ----------------------------
          Nothing contained in this Agreement (express or implied) is intended or shall be construed to confer upon or give to any person, corporation or other entity, other than the parties hereto and their permitted successors or assigns, any rights or remedies under or by reason of this Agreement.

     9.13  Survival.
           --------
          The provisions of Articles II, III, IV and VIII and Section 9.10 of this Agreement shall survive the Closing and continue in full force and effect until the third anniversary of the date of the Closing.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first written above; provided, however, that Sandra Tate, M.D. and Diane M. Radford, M.D. may be included as additional parties hereto for all purposes by executing this Agreement below pursuant to Section 4.11 hereof.


PHC:                                 PRACTICE GROUP:

PHYSICIAN HEALTH CORPORATION         PARKCREST SURGICAL ASSOCIATES, INC.



By:                                  By:
   -------------------------            -------------------
Sarah C. Garvin, President              -------------------, President


ACQUISITION SUBSIDIARY:              THE SHAREHOLDERS:

PHC - MIDWEST, INC.

                                     ------------------------------------------
                                     Donald R. Bassman, M.D.
By:
  -------------------------          ------------------------
Name:                                David A. Caplin, M.D.
     ----------------------
Title:
      ---------------------          ------------------------
                                     Patricia A. McGuire, M.D.


                                     -------------------------
                                     Alan M. Londe, M.D.


                                     -------------------------
                                     Charles R. Nathan, M.D.


                                     -------------------------
                                     Marlys E. Schuh, M.D.


                                     -------------------------
                                     Stanley L. London, M.D.


                                     -------------------------
                                     Kenneth J. Bennett, M.D.

                                     -------------------------
                                     James P. Emanuel, M.D.


                                     -------------------------
                                     Kurt W. Kaufman, D.P.M.


                                     -------------------------
                                     Mark A. Ludwig, M.D.


                                     -------------------------
                                     Glen E. Johnson, M.D.


                                     -------------------------
                                     Cesar A. Gomez, M.D.

                                    I hereby agree to be included as a party hereto for all purposes and as a "Shareholder" defined herein pursuant to
                                    Section 4.11 hereof.

Date:  ------------------           ---------------------------
                                    Sandra L. Tate, M.D.


Date:  ------------------           ---------------------------
                                    Diane M. Radford, M.D.